Exhibit 99.2

Proprietary & Confidential INVESTOR PRESENTATION | Q4 2021 a tlanticcapitalbank.com NASDAQ TICKER: ACBI

a tlanticcapitalbank.com Forward - Looking Statements Disclaimer and Non - GAAP Financial Information This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 , as amended, and 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) .. These forward - looking statements reflect our current views with respect to, among other things, future events and our financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control .. Accordingly, we caution you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict .. Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements : The pending merger with SouthState Corporation ; the impact of the COVID - 19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our fintech and payments processing business, and declines in deposits ; our participation in the Paycheck Protection Program administered by the Small Business Administration (“SBA”) ; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all ; costs associated with our growth and hiring initiatives in the Atlanta market area ; risks associated with geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans ; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non - guaranteed portions of SBA loans, and changes to applicable federal regulations ; risks associated with our ability to manage the planned growth of our fintech and payments processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for fintech and payments processing ; changes in asset quality and credit risk ; the cost and availability of capital ; customer acceptance of our products and services ; customer borrowing, repayment, investment and deposit practices ; the introduction, withdrawal, success and timing of business initiatives ; the impact, extent, and timing of technological changes ; severe catastrophic events in our geographic area ; a weakening of the economies in which we conduct operations may adversely affect our operating results ; the U .. S .. legal and regulatory framework could adversely affect the operating results of the Company ; the interest rate environment may compress margins and adversely affect net interest income ; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short - and long - term interest rates ; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate ; our ability to determine accurate values of certain assets and liabilities ; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility ; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position ; the impact of the transition from LIBOR and our ability to adequately manage such transition ; adequacy of our risk management program ; increased competitive pressure due to consolidation in the financial services industry ; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems ; and other risks and factors identified in our most recent annual report on Form 10 - K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time .. Statements included in this presentation include non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non - GAAP financial measures common to GAAP financial measures .. Atlantic Capital management uses non - GAAP financial measures, including : (i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per common share, (iv) tangible common equity to tangible assets ; (v) pre - provision net revenue, (vi) allowance for credit losses to loans held for investment excluding Paycheck Protection Program (“PPP”), and (vii) allowance for loan losses to loans held for investment excluding PPP .. Tangible common equity excludes goodwill from shareholders’ equity .. Management believes that non - GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods .. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company .. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP .. Non - GAAP financial measures may not be comparable to non - GAAP financial measures presented by other companies .. 2 a tlanticcapitalbank.com Q4 2021 Highlights Performance Highlights Credit Update 3 • Reported net income was $11.7 million or $0.57 per diluted share, this included $846,000 or $0.02 in merger related expenses. • Loans held for investment (excluding PPP loans) increased 22% annualized from Sept 30, 2021 and 14% from Dec 31, 2021. • Demand deposits (quarterly average) increased 33% annualized from third quarter of 2021 and 52% from the fourth quarter of 2020. • Cost of deposits decreased to 0.07% compared to 0.08% in the third quarter of 2021 and 0.16% in the fourth quarter of 2020. • The provision for credit losses was negative $731,000 reflecting an improved economic outlook and partially offset by loan growth. • Annualized net charge - offs to average loans totaled 0.11% for the fourth quarter of 2021 and 0.06% for the full year 2021. • Non - performing assets to total assets were 0.11% at December 31, 2021 .. • Classified and criticized loans decreased to below pre - pandemic levels as a percentage of total loans. Merger Update • On July 22, 2021, Atlantic Capital and SouthState Corporation (“ SouthState ”) entered into an Agreement and Plan of Merger, pursuant to which Atlantic Capital will merge with and into SouthState , with SouthState as the surviving corporation in the merger. • The merger remains subject to approval by the Board of Governors of the Federal Reserve System. • Approval of the merger has been received from our shareholders and the Office of the Comptroller of the Currency.

Financial Highlights

METRICS		Q4 2021		Q3 2021		Q4 2020	Change vs Q3 2021[5]			Change vs Q4 2020		
Income												
Diluted EPS	$	0.57	$	0.65	$	0.48	$	(0.08)	(49%)	$	0.09	19%
Pre-provision net revenue (PPNR) [1]		14.3		14.7		12.8		(0.4)	(12%)		1.5	12%
Balance Sheet[2]												
Total loans held for investment (period-end)	$	2,367	$	2,274	$	2,249	$	93	16%	$	118	5%
Total loans excluding PPP loans		2,349		2,226		2,057		123	22%		292	14%
Total deposits (quarterly average)		3,396		3,414		2,874		(18)	(2%)		522	18%
Non-interest bearing deposits (quarterly average)		1,487		1,375		977		112	33%		510	52%
Performance Measures												
Tangible book value per common share	$	17.39	$	16.94	$	15.62	$	0.45		$	1.77	
Net interest margin [3]		2.76 %		2.69 %		2.91 %		7 bps			(15 bps)	
Return on average equity		12.52		14.69		11.68		(217 bps)			84 bps	
Efficiency ratio		53.52		51.12		51.30		240 bps			123 bps	
Capital Ratios												
Tangible common equity to tangible assets		9.31 %		8.21 %		8.86 %		110 bps			45 bps	
Leverage ratio [4]		8.9		8.5		8.9		40 bps			0 bps	
Total risk based capital [4]		15.3		15.9		16.1		(60 bps)			(80 bps)	

[1] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 25-26. [2] Dollars in millions. [3] Taxable equivalent. [4] Amounts are estimates as of December 31, 2021. Please see reconciliation on slides 25-26 for more details. [5] Percentage changes are annualized.

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Owner - occupied CRE 19% a tlanticcapitalbank.com Commercial Lending Focus $790 $944 $1,063 $1,134 $1,302 $605 $653 $686 $681 $775 $176 $198 $62 $80 $73 $65 $74 $192 $ 1,519 Loans from Continuing Operations Loan yield Commercial (1) CRE (2) Consumer Mortgage Warehouse 4.27% 5.01% 5.26% 3.89% 3.86% $ 1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations .. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non - owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, and other loans. $ 1,874 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 PPP Loan yield excluding PPP loans Highlights • Loans held for investment, excluding PPP loans, increased $123.8 million, or 22% annualized from the third quarter and 14% year - over - year 3.86% 3.75% Residential 3% Multifamily 3% Consumer and other 8% PPP 1 % C&I 36% Fixed 53% Floating 46% PPP 1 % Construction & Land 7% Commercial Real Estate 23% Other (3) 5 $ 2,367 $ 2,249

a tlanticcapitalbank.com Strong Core Deposit Franchise 32% 33% 33% 34% 40% 56% 61% 61% 58% 49% 1% 1% 1% 5% 9% 3% 3% 11% 5% 5% 5 % Average Deposits from Continuing Operations Dollars in millions. Deposit figures represent average balances .. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,805 0.38% 0.52% 0.77% 0.31% 0.10% 2017 2018 2019 2020 2021 Brokered Highlights • Growth in treasury management and processing relationships has resulted in strong DDA growth: • 44% of total deposits in Q4 2021 • 33% annualized growth from Q3 2021 • 52% growth from Q4 2020 • The cost of deposits decreased to 0.07% in Q4 2021. $2,504 6 $3,339 5%

a tlanticcapitalbank.com Atlanta’s Hometown Business Bank • C&I Banking – Entrepreneurs and emerging growth companies value experienced commercial bankers attuned to clients’ needs. • Commercial Real Estate – Established relationships with experienced developers of institutional grade properties. • Private Banking - Personalized banking service for owners/operators and other private clients. Atlanta Market Highlights Atlanta Loan and Deposit Composition – 12/31/2021 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Real Estate Banking 39% $1,285 $1,541 Commercial & Private Banking 89% Real Estate Banking 11% Commercial & Private Banking 61% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise Atlanta Loans Atlanta Deposits $785 $885 $948 $1,166 $1,440 0.19% 0.34% 0.57% 0.23% 0.08% 2017 2018 2019 2020 2021 Average Deposits Cost of Deposits 7 $943 $1,050 $1,114 $1,114 $1,285 4.24% 4.98% 5.11% 3.88% 3.56% 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 Loans Yield on loans a tlanticcapitalbank.com Rapidly Growing Fintech & Payments Businesses • Powering fintech and payments companies across the US • Rapidly growing recurring revenue stream • Top 40 ACH Bank in the US (1) • Diversified platform of capabilities • High volume ACH • Fintech partnerships • Card issuance • Private Equity banking Average Deposits – Payments & Processing Businesses ($ in millions) Loans ($ in millions) Highlights Service Charge Income ($ in thousands) $1,243 $1,529 $1,977 $3,438 $5,416 2017 2018 2019 2020 2021 $283 $322 $421 $661 $1,184 0.40% 0.52% 0.66% 0.19% 0.05% 2017 2018 2019 2020 2021 Deposits Cost of Deposits (1) by National Automated Clearing House Association (NACHA) 8 $37 $46 $64 $243 $303 4.54% 5.23% 5.30% 3.35% 3.08% 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 Loans Yield on loans

Financial Update: Q4 2021 Income Summary

	Q4 2021	Q3 2021	Q4 2020	Change vs Q4 2020
Net interest income[1]	$ 25,665	$ 25,145	$ 22,989	12%
Provision for credit losses	(731)	(2,405)	481	(252%)
Noninterest income	4,555	4,609	3,016	51%
Noninterest expense	15,963	15,018	13,164	21%
Income before taxes	14,988	17,141	12,360	21%
Income tax expense	3,324	3,837	2,410	38%
Net income from continuing operations	**$ 11,664**	**$ 13,304**	**$ 9,950**	**17%**
Diluted EPS - continuing operations	$ 0.57	$ 0.65	$ 0.48	19%
Pre-provision net revenue (PPNR)[2]	**$ 14,255**	**$ 14,736**	**$ 12,840**	**11%**

Q4 2021 Highlights[3]

- Net interest income benefitted from strong balance sheet growth
- Reversal of allowance for credit losses was due primarily to improved economic outlook, partially offset by loan growth.
- Noninterest expense included $846,000 in merger related expenses.

Dollars in thousands except EPS.

[1] Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 25-26 for more details.

[2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 25-26.

[3] Q4 2021 results compared to Q3 2021 results.

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a tlanticcapitalbank.com Net Interest Margin NIM by Quarter (1) Net Interest Income by Quarter (1) Dollars in thousands Income and margin from continuing operations (1) Net interest income and net interest margin are taxable equivalent and are non - GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 25 - 26 for more details. Net interest m argin Net interest income (excl. PPP) PPP interest income 2.91% 2.81% 2.91% 2.69% 2.76% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 10 $20,685 $21,492 $23,065 $23,273 $24,736 $2,304 $2,218 $2,970 $1,872 $929 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $22,989 $26,035 $ 25,145 $23,710 • The impact of excess cash balances from strong deposit growth negatively impacted the net interest margin. • PPP loans benefitted the net interest margin by 10 bps in Q4 2020, 11 bps in Q1 2021, 21 bps in Q2 2021, 15 bps in Q3 2021 and 8 bps in Q4 2021. $25,665

a tlanticcapitalbank.com Noninterest Expense Overview Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year (1) Noninterest Expense $52,834 $49,991 $53,108 $52,659 $61,327 70.4% 57.9% 58.0% 54.1% 53.2% 2017 2018 2019 2020 2021 Noninterest Expense and Efficiency Ratio by Quarter $13,164 $15,149 $15,197 $15,018 $15,963 51.3% 56.3% 52.0% 51.1% 53.5% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Noninterest Expense Efficiency Ratio 11 Q4 2021 Highlights • Q3 2021 included a $3 million employee retention credit associated with the CARES Act. • Merger related expenses totaled $846,000 in Q4 2021 compared to $2.9 million in Q3 2021. Q4 2021 Q3 2021 Q4 2020 Salaries and employee benefits 10,176 $ 10,290 $ 8,437 $ 1,739 $ 21% Employee retention credit - (3,035) - - 0% Occupancy 682 756 767 (85) (11%) Equipment and software 688 857 969 (281) (29%) Professional services 653 737 686 (33) (5%) Communications and data processing 1,011 889 789 222 28% FDIC 506 478 241 265 110% Merger and conversion costs 846 2,899 - 846 Other noninterest expense 1,401 1,147 1,275 126 10% Noninterest expense 15,963 $ 15,018 $ 13,164 $ 2,799 $ 21% Year-over-Year a tlanticcapitalbank.com Strong Credit Quality Non - performing Assets / Total Assets Net Charge - Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 0.06% 2014 2015 2016 2017 2018 2019 2020 2021 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.13% 0.11% Highlights Classified Loans / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 3.25% 1.50% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 • Overall credit quality remained solid with limited charge - offs and non - accruals. • Classified and Criticized loans decreased to below pre - pandemic levels as a percentage of total loans. • Allowance for credit losses decreased from 1.18% of loans excluding PPP to 1.06%. • Net charge - offs in 2021 were 0.06%, non - performing assets remain low at 0.11% of total assets. 12 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21

$17,681 $24,896 $31,605 $31,894 $31,818 $27,506 $26,123 $23,924 $22,186 0.94% 1.29% 1.62% 1.63% 1.55% 1.32% 1.21% 1.07% 0.94% 1.29% 1.45% 1.46% 1.41% 1.20% 1.15% 1.05% 0.94% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 a tlanticcapitalbank.com Current Expected Credit Losses (CECL) $19,848 $27,734 $35,085 $34,765 $34,946 $30,189 $28,688 $26,304 $24,943 1.06% 1.43% 1.80% 1.78% 1.70% 1.45% 1.33% 1.18% 1.06% 1.43% 1.61% 1.59% 1.55% 1.31% 1.27% 1.16% 1.05% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) ACL/Loans HFI excluding PPP (1) ACL/Loans HFI ALL/Loans HFI excluding PPP (1) ALL/Loans HFI ACL ALL Dollars in thousands (1) For a reconciliation of this non - GAAP financial measure, see slides 25 - 26. 13 • Reversal of allowance for credit losses was due to improved forecasts, partially offset by loan growth. • Allowance for credit losses remains adequate at 1.05% of loans ( 1.06% excluding PPP loans).

a tlanticcapitalbank.com Paycheck Protection Program (PPP) Update Dollars in thousands • $395,000 in fees still to be recognized and 33 PPP loans outstanding as of December 31, 2021. • 73 PPP loans totaling $30 million forgiven during the fourth quarter. 14 Ending Balances and Total Yield Interest and Fee Income $192,160 $218,766 $105,684 $48,304 $17,919 4.22% 4.46% 7.29% 9.30% 11.71% 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 $2,304 $2,218 $2,970 $1,872 $929 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 PPP Interest and Fee income PPP Ending Balances PPP Total Yield (Quarterly)

Appendix

a tlanticcapitalbank.com Management Biographies Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co - Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representati ve to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division 16

a tlanticcapitalbank.com Atlanta’s Hometown Business Bank • Proven underwriting; superior credit quality • Lead with strong risk and compliance • Strong capital • Capitalize on Atlanta market opportunities • Fintech and processing businesses • Core deposit strength Fundamentally Sound Positioned for Growth TOTAL ASSETS $3.8 Billion • Atlanta’s Hometown BUSINESS BANK • Fast growing FINTECH & PAYMENTS businesses • EMERGING GROWTH and ENTREPRENEURIAL focus • Continued INVESTMENT IN TECHNOLOGY 17 a tlanticcapitalbank.com Atlanta’s Hometown Business Bank Atlanta metro highlights: • 16 Fortune 500 headquarters • 70% of all US payments are processed through Georgia • #4 metro for corporate headquarters • # 4 metro area for largest population growth (2010 - 2020) • #1 metro tech hub (growth potential) • Georgia has been #1 state for doing business for the last 7 years (2014 - 2020) Sources: Metro Atlanta Chamber 18 a tlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax - exempt Municipal 31% Taxable Municipal 11% MBS 50% Agency CMO 4% Corporate 3% CDs 1% Sector Allocation at 12/31 /2021 2.25% 2.48% 2.69% 2.88% 2.45% 2017 2018 2019 2020 2021 Municipal Bond Ratings 12/31/2021 AAA 43% AA+ 23% AA 30% AA - 3% Other 1% Portfolio Balance $449 $402 $399 $536 $739 Extended portfolio duration to manage interest rate risk 19 Dollar s in millions 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021

a tlanticcapitalbank.com Loan Portfolio by Risk Rating Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 843,720 $ 18,324 $ 17,703 $ 1,232 $ 880,979 $ 798,718 $ 18,648 $ 21,003 $ 372 $ 838,741 $ Commercial - commercial real estate 1,013,062 31,531 15,761 - 1,060,354 918,381 22,941 18,997 - 960,319 Commercial - construction and land 153,916 20 - - 153,936 205,148 - - - 205,148 Residential - mortgages 44,562 1,072 26 156 45,816 46,006 888 182 - 47,076 Residential - home equity 26,320 995 - - 27,315 28,018 726 199 - 28,943 Consumer 197,955 - - - 197,955 192,462 - - - 192,462 Other 4,060 - 673 - 4,733 3,328 - 1,593 - 4,921 Total 2,283,595 $ 51,942 $ 34,163 $ 1,388 $ 2,371,088 $ 2,192,061 $ 43,203 $ 41,974 $ 372 $ 2,277,610 $ Less net deferred fees and other unearned income (3,854) (3,754) Total loans held for investment 2,367,234 $ 2,273,856 $ Q4 2021 Q3 2021 20 a tlanticcapitalbank.com Balance Sheet (in thousands, except share data) Dec. 31, Sept. 30, Dec. 31, 2021 2021 2020 ASSETS Cash and due from banks $ 16,214 $ 25,725 $ 16,865 Interest-bearing deposits in banks 377,780 811,168 636,537 Other short-term investments 137,181 140,848 – Cash and cash equivalents 531,175 977,741 653,402 Investment securities available for sale 501,218 535,158 335,423 Investment securities held to maturity, net of allowance for credit losses of $13, $13, and $14 at Decemver 31, 2021, September 30, 2021 and December 31, 2020 respectively 237,711 237,829 200,156 Other investments 23,546 23,877 25,892 Loans held for sale 2,087 11,814 – Loans held for investment 2,367,234 2,273,856 2,249,036 Less: Allowance for credit losses (22,186) (23,924) (31,818) Loans held for investment, net 2,345,048 2,249,932 2,217,218 Premises and equipment, net 17,540 18,517 21,589 Bank owned life insurance 74,385 74,000 72,856 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,597 2,573 2,731 Other real estate owned – – 16 Other assets 64,353 58,950 66,409 Total assets $ 3,819,585 $ 4,210,316 $ 3,615,617 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,471,920 $ 1,691,616 $ 1,033,765 Interest-bearing checking 648,763 721,525 760,638 Savings 884 800 625 Money market 823,127 930,929 1,030,753 Time 288,698 287,865 241,328 Brokered deposits 94,510 94,586 94,399 Total deposits 3,327,902 3,727,321 3,161,508 Long-term debt 74,089 74,024 73,807 Other liabilities 44,071 45,046 41,716 Total liabilities 3,446,062 3,846,391 3,277,031 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2021, September 30, 2021 and December 31, 2020 – – – 207,514 207,214 209,942 Retained earnings 164,283 152,619 114,137 Accumulated other comprehensive income 1,726 4,092 14,507 Total shareholders’ equity 373,523 363,925 338,586 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 3,819,585 $ 4,210,316 $ 3,615,617 Common stock, no par value; 100,000,000 shares authorized; 20,334,150, 20,305,109, and 20,394,912 shares issued and outstanding as of December 31, 2021, September 30, 2021 and December 31, 2020, respectively 21

Period End Loans

(dollars in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 2,087	$ 11,814	$ -	$ 1,847	$ -	$ (9,727)	$ 2,087
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ 2,087	$ 11,814	$ -	$ 1,847	$ -	$ (9,727)	$ 2,087
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 863,060	$ 790,437	$ 767,646	$ 735,287	$ 760,645	$ 72,623	$ 102,415
Commercial and industrial - PPP	17,919	48,304	105,684	218,766	192,160	(30,385)	(174,241)
Commercial real estate:							
Multifamily	73,581	62,906	58,632	80,507	66,262	10,675	7,319
Owner occupied	438,630	413,875	392,108	381,018	373,689	24,755	64,941
Investment	548,143	483,538	506,230	480,566	469,150	64,605	78,993
Construction and land:							
1-4 family residential construction	297	2,338	2,074	1,578	1,171	(2,041)	(874)
Other construction, development, and land	153,639	202,810	178,423	141,218	144,424	(49,171)	9,215
Total commercial loans	2,095,269	2,004,208	2,010,797	2,038,940	2,007,501	91,061	87,768
Residential:							
Residential mortgages	45,816	47,076	45,207	31,817	33,783	(1,260)	12,033
Home equity	27,315	28,943	24,972	26,293	25,443	(1,628)	1,872
Total residential loans	73,131	76,019	70,179	58,110	59,226	(2,888)	13,905
Consumer	197,955	192,462	184,203	203,176	176,066	5,493	21,889
Other	4,733	4,921	5,234	7,689	13,897	(188)	(9,164)
	2,371,088	2,277,610	2,270,413	2,307,915	2,256,690	93,478	114,398
Less net deferred fees and other unearned income	(3,854)	(3,754)	(5,514)	(7,101)	(7,654)	(100)	3,800
Total loans held for investment	$ 2,367,234	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 93,378	$ 118,198
Total loans	$ 2,369,321	$ 2,285,670	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 83,651	$ 120,285
Total unfunded commitments	$ 1,079,769	$ 848,642	$ 804,784	$ 789,869	$ 813,757	$ 231,127	$ 266,012

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22

Deposits: Period End and Average

Period End Deposits

(dollars in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,471,920	$ 1,691,616	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ (219,696)	$ 438,155
NOW	648,763	721,525	536,677	485,540	760,638	(72,762)	(111,875)
Savings	884	800	676	562	625	84	259
Money market	823,127	930,929	1,026,239	1,142,361	1,030,753	(107,802)	(207,626)
Time	288,698	287,865	283,656	294,129	241,328	833	47,370
Brokered	94,510	94,586	84,958	74,576	94,399	(76)	111
Total deposits	$ 3,327,902	$ 3,727,321	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ (399,419)	$ 166,394

Average Deposits

	2021				2020		
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Linked Quarter Change	Q4 2021 vs Q4 2020
DDA	$ 1,487,405	$ 1,375,114	$ 1,295,728	$ 1,136,531	$ 977,009	$ 112,291	$ 510,396
NOW	650,668	607,485	548,358	618,701	558,967	43,183	91,701
Savings	875	731	593	587	614	144	261
Money market	874,926	1,057,246	1,088,423	1,042,809	1,026,347	(182,320)	(151,421)
Time	287,617	285,808	290,331	273,615	221,792	1,809	65,825
Brokered	94,271	87,498	84,168	84,663	89,673	6,773	4,598
Total deposits	$ 3,395,762	$ 3,413,882	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ (18,120)	$ 521,360
Noninterest bearing deposits as a percentage of average deposits	43.8%	40.3%	39.2%	36.0%	34.0%		
Cost of interest-bearing deposits	0.12%	0.15%	0.17%	0.19%	0.25%		
Cost of deposits	0.07%	0.08%	0.10%	0.12%	0.16%		

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23

Income Statements

(in thousands except share and per share data)	Three months ended					Year ended	
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Total interest income	$ 26,930	$ 26,664	$ 27,618	$ 25,410	$ 24,943	$ 106,622	$ 98,996
Total interest expense	1,658	1,895	1,958	2,065	2,299	7,576	12,023
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	25,272	24,769	25,660	23,345	22,644	99,046	86,973
Provision for credit losses	(731)	(2,405)	(933)	(4,519)	481	(8,588)	17,446
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	26,003	27,174	26,593	27,864	22,163	107,634	69,527
NONINTEREST INCOME							
Service charges	1,777	1,765	1,727	1,663	1,341	6,932	4,871
Gains (losses) on sale of securities	–	–	–	2	(23)	2	(23)
Gains (losses) on sale of other assets	–	38	–	–	(6)	38	(146)
Derivatives income (loss)	5	21	(7)	47	11	66	257
Bank owned life insurance	386	391	388	391	368	1,556	1,460
SBA lending activities	1,451	1,276	1,231	1,225	1,015	5,183	3,104
Other noninterest income	936	1,118	245	234	310	2,533	762
Total noninterest income	4,555	4,609	3,584	3,562	3,016	16,310	10,285
NONINTEREST EXPENSE							
Salaries and employee benefits	10,176	10,290	10,362	10,421	8,437	41,249	34,229
Employee retention credit	–	(3,035)	–	–	–	(3,035)	–
Occupancy	682	756	778	734	767	2,950	3,183
Equipment and software	688	857	819	774	969	3,138	3,337
Professional services	653	737	723	922	686	3,035	2,745
Communications and data processing	1,011	889	869	792	789	3,561	3,113
Marketing and business development	145	142	138	108	144	533	517
Travel, meals and entertainment	102	91	47	10	14	250	227
FDIC premiums	506	478	421	275	241	1,680	629
Merger and conversion costs	846	2,899	–	–	–	3,745	–
Other noninterest expense	1,154	914	1,040	1,113	1,117	4,221	4,679
Total noninterest expense	15,963	15,018	15,197	15,149	13,164	61,327	52,659
INCOME BEFORE PROVISION FOR INCOME TAXES	14,595	16,765	14,980	16,277	12,015	62,617	27,153
Provision for income taxes	2,931	3,461	3,164	2,915	2,065	12,471	4,613
NET INCOME	11,664	13,304	11,816	13,362	9,950	50,146	22,540
Net income per common share - basic	$ 0.57	$ 0.66	$ 0.58	$ 0.66	$ 0.48	$ 2.47	$ 1.06
Net income per common share - diluted	$ 0.57	$ 0.65	$ 0.58	$ 0.65	$ 0.48	$ 2.45	$ 1.05
Weighted average shares - basic	20,309,415	20,308,761	20,332,503	20,380,066	20,711,089	20,276,717	21,342,086
Weighted average shares - diluted	20,534,447	20,507,604	20,516,478	20,502,184	20,795,332	20,459,032	21,427,722

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24

Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021 Fourth Quarter	2021 Third Quarter	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 25,272	$ 24,769	$ 25,660	$ 23,345	$ 22,644
Taxable equivalent adjustment	393	376	375	365	345
Net interest income - taxable equivalent	$ 25,665	$ 25,145	$ 26,035	$ 23,710	$ 22,989
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	2.72%	2.65%	2.87%	2.76%	2.86%
Impact of taxable equivalent adjustment	0.04%	0.04%	0.04%	0.05%	0.05%
Net interest margin - taxable equivalent - continuing operations	2.76%	2.69%	2.91%	2.81%	2.91%
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 373,523	$ 363,925	$ 353,185	$ 340,328	$ 338,586
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 353,598	$ 344,000	$ 333,260	$ 320,403	$ 318,661
Common shares outstanding	20,334,150	20,305,109	20,319,429	20,354,077	20,394,912
Book value per common share - GAAP	$ 18.37	$ 17.92	$ 17.38	$ 16.72	$ 16.60
Tangible book value	17.39	16.94	16.40	15.74	15.62
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 373,523	$ 363,925	$ 353,185	$ 340,328	$ 338,586
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 353,598	$ 344,000	$ 333,260	$ 320,403	$ 318,661
Total assets	$ 3,819,585	$ 4,210,316	$ 3,780,445	$ 3,732,668	$ 3,615,617
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,799,660	$ 4,190,391	$ 3,760,520	$ 3,712,743	$ 3,595,692
Tangible common equity to tangible assets	9.31%	8.21%	8.86%	8.63%	8.86%
PPP loans	$ 17,919	$ 48,304	$ 105,684	$ 218,766	$ 192,160
Total tangible assets excl PPP loans	3,781,741	4,142,087	3,654,836	3,493,977	3,403,532
Tangible common equity to tangible assets excl PPP loans	9.35%	8.30%	9.12%	9.17%	9.36%
Pre-provision net revenue (PPNR) reconciliation					
Net interest income - GAAP	$ 25,272	$ 24,769	$ 25,660	$ 23,345	$ 22,644
Taxable equivalent adjustment	393	376	375	365	345
Noninterest income	4,555	4,609	3,584	3,562	3,016
Noninterest expense	(15,963)	(15,018)	(15,197)	(15,149)	(13,164)
Pre-provision net revenue	$ 14,257	$ 14,736	$ 14,422	$ 12,123	$ 12,841

atlanticcapitalbank.com

25

Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021 Fourth Quarter	2021 Third Quarter	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	For the year ended December 31, 2021	For the year ended December 31, 2020
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,367,234	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,367,234	$ 2,249,036
PPP Loans	(17,919)	(48,304)	(105,684)	(218,766)	(192,160)	(17,919)	(192,160)
Total loans held for investment excluding PPP	$ 2,349,315	$ 2,225,552	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 2,349,315	$ 2,056,876
Allowance for credit losses to loans held for investment	1.05%	1.16%	1.27%	1.31%	1.55%	1.05%	1.55%
Allowance for credit losses to loans held for investment excluding PPP loans	1.06%	1.18%	1.33%	1.45%	1.70%	1.06%	1.70%
Allowance for loan losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,367,234	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,367,234	$ 2,249,036
PPP Loans	(17,919)	(48,304)	(105,684)	(218,766)	(192,160)	(17,919)	(192,160)
Total loans held for investment excluding PPP	$ 2,349,315	$ 2,225,552	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 2,349,315	$ 2,056,876
Allowance for loan losses to loans held for investment	0.94%	1.05%	1.15%	1.20%	1.41%	0.94%	1.41%
Allowance for loan losses to loans held for investment excluding PPP loans	0.94%	1.07%	1.21%	1.32%	1.55%	0.94%	1.55%

(in thousands)	For the Years Ended December 31, 2021	2020	2019	2018	2017
Net interest income reconciliation					
Net interest income - GAAP	$ 99,046	$ 86,973	$ 80,864	$ 76,247	$ 62,832
Taxable equivalent adjustment	1,510	1,478	459	395	906
Net interest income - taxable equivalent	$ 100,556	$ 88,451	$ 81,323	$ 76,642	$ 63,738
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	2.75%	3.11%	3.52%	3.48%	3.03%
Impact of taxable equivalent adjustment	0.04%	0.05%	0.06%	0.02%	0.04%
Net interest margin - taxable equivalent	2.79%	3.16%	3.58%	3.50%	3.07%

atlanticcapitalbank.com

26

THANK YOU

atlanticcapitalbank.com

@AtlanticCapitalBank

@AtlanticCapital

@Atlcapbank

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